BLACKROCK WORLD INCOME FUND, INC.

(the “Fund”)

Supplement dated July 31, 2015 to

the Statement of Additional Information of the Fund, dated April 30, 2015

Effective on September 1, 2015, the following changes are made to the Fund’s Statement of Additional Information.

Change in the Fund’s Name

The BlackRock World Income Fund is renamed the BlackRock Strategic Global Bond Fund. References to the “World Income Fund” are replaced with “Strategic Global Bond Fund.”

Adoption of 80% Investment Policy

The section of the Statement of Additional Information entitled “Investment Objectives and Policies” is amended to add the following sentence at the end of the third paragraph following the table:

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in bonds and related derivative instruments with similar economic characteristics.

Change in the Fund’s Performance Benchmarks

All references to the “J.P. Morgan Global Government Bond Broad Index” in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” are replaced with the “Barclays Global Aggregate Bond Index.”

Change in the Fund’s Portfolio Management Team

The paragraph under the section of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Rick Rieder, Scott Thiel, Amer Bisat, Martin Hegarty and Bob Miller are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Other Funds and Accounts Managed” is updated with the following information:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder*	10	11	3	0	0	1
	$48.91 Billion	$2.23 Billion	$2.62 Billion	$0	$0	$226.8 Million
Amer Bisat*	12	8	1	0	0	0
	$48.92 Billion	$12.01 Billion	$422.4 Million	$0	$0	$0
Martin Hegarty*	12	6	33	0	0	3
	$8.60 Billion	$528.9 Million	$18.39 Billion	$0	$0	$132.1 Million
Bob Miller*	13	8	1	0	0	0
	$49.85 Billion	$10.70 Billion	$2.00 Billion	$0	$0	$0
*	Information is as of June 30, 2015

The first sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview” is deleted and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of June 30, 2015.

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are as follows:

Portfolio Manager	Applicable Benchmarks
Rick Rieder	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Scott Thiel	A combination of indices including JPM Govt Bond index & Citi non-U.S. World Govt bond index.
Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain fund industry peer groups.
Martin Hegarty	A combination of market-based indices (e.g., Barclays Capital US TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.
Bob Miller	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Distribution of Discretionary Incentive Compensation—Long-Term Incentive Plan Awards” is deleted and replaced with the following:

The portfolio managers of the Fund have unvested long-term incentive awards.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Distribution of Discretionary Incentive Compensation—Deferred Compensation Program” is updated with the following paragraph:

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program. Messrs. Rieder, Bisat, Hegarty and Miller are eligible to participate in this plan.

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Other Compensation Benefits—Incentive Savings Plans” is deleted and replaced with the following:

Messrs. Rieder, Bisat, Hegarty and Miller are eligible to participate in these plans.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Compensation Overview—Other Compensation Benefits” is amended to add the following at the end of the section:

Incentive Savings Plans for United Kingdom-based Portfolio Managers—United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Thiel is eligible to participate in these plans.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Beneficial Holdings” is updated with the following information:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Rick Rieder*	None
Amer Bisat*	None
Martin Hegarty*	None
Bob Miller*	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
*	Information is as of June 30, 2015.

The last two sentences under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Managers—Portfolio Manager Potential Material Conflicts of Interest” are deleted and replaced with the following:

It should also be noted that Messrs. Rieder, Thiel, Hegarty and Miller may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Thiel, Hegarty and Miller may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Contractual Expense Caps

The following replaces footnote 2 to the table at the top of page I-19 of the Statement of Additional Information:

BlackRock has contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.95% (for Investor A Shares), 1.70% (for Investor C Shares), 0.70% (for Institutional Shares), and 1.50% (for Investor C1 Shares) of average daily net assets until May 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-16102-0715SUP